                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 25, 2002

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-3187                               74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


              1111 LOUISIANA
              HOUSTON, TEXAS                                            77002
 (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 5. OTHER EVENTS.

ANNOUNCEMENT OF SECOND QUARTER 2002 RESULTS

         On July 25, 2002, Reliant Energy, Incorporated ("Reliant Energy") reported second quarter 2002 earnings. For additional information regarding Reliant Energy's second quarter 2002 earnings, please refer to Reliant Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "Outlook for 2002," is incorporated by reference herein.

MANAGEMENT CONFERENCE CALL

         On July 25, 2002, executives of Reliant Energy spoke to the public, as well as various members of the financial and investment community in Houston, Texas regarding Reliant Energy's second quarter 2002 results. A replay of this presentation has been made available on Reliant Energy's web site found at www.reliantenergy.com in the Investor Relations section and will be archived for 25 days after the event. In addition, a replay of the presentation can be accessed until August 2, 2002, 6 p.m. Houston time, by calling (800)
642-1687 (Conference I.D. 4836766).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Press Release issued July 25, 2002 regarding Reliant Energy's second quarter 2002 earnings.

ITEM 9. REGULATION FD DISCLOSURE.

         Reliant Energy incorporates by reference into this Item 9 the information in the Press Release under the caption "Outlook for 2002." The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

FORWARD-LOOKING STATEMENTS

         Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms "we," "us" or other similar terms mean Reliant Energy.

         In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy' forward-looking statements:

   o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in or application of environmental, siting and other laws and regulations to which we are subject,

   o     the timing of the implementation of our business separation plan,

   o the effects of competition, including the extent and timing of the entry of additional competitors in our markets,




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

   o industrial, commercial and residential growth in our service territories,

   o our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

   o state, federal and other rate regulations in the United States and in foreign countries in which we operate or into which we might expand our operations,

   o the timing and extent of changes in commodity prices, particularly natural gas, and interest rates,

   o     weather variations and other natural phenomena,

   o political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates,

   o     financial market conditions and the results of our financing efforts,

   o     the performance of our projects, and

   o     other factors we discuss in our other filings with the SEC.

         The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy's forward-looking statements.





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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT ENERGY, INCORPORATED



Date:  July 25, 2002                        By:   /s/ Mary P. Ricciardello
                                               ---------------------------------
                                               Mary P. Ricciardello
                                               Senior Vice President and
                                               Chief Accounting Officer



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



                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                  EXHIBIT DESCRIPTION
       -------                 -------------------

         99.1 Press Release issued July 25, 2002 regarding Reliant Energy's second quarter 2002 earnings.





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